SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2011

CYTRX CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-15327 (Commission File Number)	58-1642740 (I.R.S. Employer Identification No.)
11726 San Vicente Boulevard, Suite 650 Los Angeles, California (Address of Principal Executive Offices)	90049 (Zip Code)

(310) 826-5648
(Registrant’s Telephone Number, Including Area Code)

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07                      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Annual Meeting of Stockholders

An annual meeting (“Annual Meeting”) of the stockholders of CytRx Corporation, a Delaware corporation (the “Company”), was held on June 30, 2011.  The Company filed its definitive proxy statement (the “Proxy Statement”) in connection with the Annual Meeting with the U.S. Securities and Exchange Commission on May 17, 2011 (which can be viewed at: www.sec.gov).  The Company’s stockholders considered the following proposals at the Annual Meeting:

•	Proposal I: a proposal to re-elect each of Steven A. Kriegsman and Marvin R. Selter to the Company’s Board of Directors to serve as Class II Directors until the 2014 Annual Meeting of Stockholders;

•	Proposal II: a proposal to approve an amendment to the Company’s Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 175,000,000 to 250,000,000;

•	Proposal III: a proposal to approve, by non-binding vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement;

•	Proposal IV: a proposal to recommend, by non-binding vote, the frequency of future stockholder advisory votes to approve the compensation of the Company’s named executive officers; and

•	Proposal V: a proposal to ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

Voting Results

    Proposal I: the election of Class II Directors was approved as follows:

Name of Director	“FOR” votes	“WITHHELD” votes	“ABSTAIN” votes
Steven A. Kriegsman	42,024,091	2,102,481	0
Marvin R. Selter	42,218,965	1,907,607	0

    In addition, there were 44,772,994 broker non-votes in connection with this proposal.

    Proposal II: the approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 175,000,000 to 250,000,000, was approved with 77,341,834 “FOR” votes, 11,022,539 “AGAINST” votes and 535,193 “ABSTAIN” votes.  There were zero broker non-votes in connection with this proposal.

    Proposal III: the approval, by non-binding vote, of the compensation of the Company’s named executive officers, was approved with 37,856,194 “FOR” votes, 6,067,849 “AGAINST” votes and 202,529 “ABSTAIN” votes.  In addition, there were 44,772,994 broker non-votes in connection with this proposal.

    Proposal IV: the recommendation, by non-binding vote, of the frequency of future stockholder advisory votes to approve the compensation of the Company’s named executive officers, was approved as follows:

Frequency	“FOR”
Every Year	34,976,305
Every Two Years	801,277
Every Three Years	7,431,739

    In addition, there were 917,251 “ABSTAIN” votes in connection with this proposal.

    Proposal V: the ratification of BDO USA, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, was approved with 85,862,645 “FOR” votes, 2,016,931 “AGAINST” votes and 1,019,990 “ABSTAIN” votes.  There were zero broker non-votes in connection with this proposal.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2011	By:	/s/ JOHN Y. CALOZ
John Y. Caloz
Chief Financial Officer